Exhibit 99.(c)(xi)

114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade March 23, 2026 Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agents) may disclose to any and all persons the US federal income and state tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. PROPRIETARY & CONFIDENTIAL Project Jewel Discussion Materials DRAFT Preliminary – Subject to Refinement

2 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Disclaimer PROPRIETARY & CONFIDENTIAL CUSTOMIZABLE FIELD FOR TITLE OR SECTION These materials have been prepared by Goldman Sachs on a confidential basis for presentation solely to the special committee (the “Special Committee”) of Jewel (the “Company”) in connection with an informational presentation which Goldman Sachs is making to the Special Committee. These materials and Goldman Sachs’ presentation relating to these materials (collectively, the “Presentation”) may not be disclosed to any third party or circulated or referred to publicly or used for or relied upon for any other purpose without the written consent of Goldman Sachs. The Presentation was not prepared with a view to public disclosure or to conform to any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and Goldman Sachs does not take any responsibility for the use of the Presentation by persons other than those set forth above. Notwithstanding anything in this Presentation to the contrary, the Company may disclose to any person the US federal income and state income tax treatment and tax structure of any transaction described herein and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Company relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. The Presentation has been prepared by the Investment Banking Division of Goldman Sachs and is not a product of its research department. 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Any indications of value or synergies in the Presentation are based solely on public information, are for illustrative purposes only, and do not reflect actual values or synergies that may be achieved or realized by the Company or any views of Goldman Sachs with respect to any such values or synergies. The Presentation does not address the underlying business decision of the Special Committee or the Company to engage in any transaction, or the relative merits of any transaction or strategic alternative as compared to any other transaction or alternative that may be available to the Company. The Presentation is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of such Presentation and Goldman Sachs assumes no responsibility for updating or revising the Presentation based on circumstances, developments or events occurring after such date. The Presentation does not constitute any opinion, nor does the Presentation constitute a recommendation to the Special Committee, the Company, any security holder of the Company or any other person as to how to vote or act with respect to any transaction or any other matter. The Presentation, including this disclaimer, are subject to, and governed by, any written agreement between the Special Committee, the Company and Goldman Sachs. DRAFT Preliminary – Subject to Refinement

3 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Comparison of Current Proposals (1/2) Economic Terms Source: Jewel proxy statement dated 30-Jan-2026. Viper non-binding indications of interest dated 26-Feb-2026 and 17-Mar-2026. Note: Transaction close as of Q3 ’26 per Viper Investor Presentation dated 17-Mar-2026 (“Viper IP”). EBITDA as of close are implied per Viper IP. 1 Based on Viper share price of $77.27 as of 25-Feb-2026. 2 As of 24-Oct-2025, based on share price of $41.63. 3 Total consideration per share of $53.58 and implied stock consideration value per share of $23.58 based on Viper share price of $67.36 as of 16-Mar-2026. 4 Based on Viper share price of $68.19 as of 20-Mar-2026. 5 Based on Viper share price of $67.36 as of 16-Mar-2026. PROPRIETARY & CONFIDENTIAL 1 Trian and General Catalyst Viper Proposal (February 26th) Viper Proposal (March 17th) Headline Offer Price / Premium ▪ $49.00 per share — Premium to undisturbed share price2 : 17.7% ▪ $57.041 per share as of 25-Feb-2026 — Implied premium to undisturbed share price2 : 37.0% ▪ $53.583 per share as of 16-Mar-2026 — Implied premium to undisturbed share price: 28.7% ▪ $57.054 per share as of 20-Mar-2026 — Implied premium to undisturbed share price2 : 37.0% ▪ $56.845 per share as of 16-Mar-2026 — Implied premium to undisturbed share price2 : 36.5% Consideration Mix ▪ Cash consideration per share: $49.00 ▪ Cash consideration per share: $30.00 ▪ 0.350 of a Viper share for each Jewel share (translating to 38% pro forma ownership, fixed exchange ratio) - Stock consideration implied value: $27.041 per share as of 25-Feb-2026, $23.583 per share as of 16-Mar-2026 ▪ Cash consideration per share: $40.00 ▪ 0.250 of a Viper share for each Jewel share (translating to 31% pro forma ownership, fixed exchange ratio) - Stock consideration implied value: $16.844 per share as of 16-Mar-2026 Pro Forma Leverage ▪ Gross leverage (incl. preferred equity): 4.6x Q3 LTM 2025 EBITDA ▪ Gross leverage (excl. preferred equity) 3.3x Q3 LTM 2025 EBITDA ▪ Gross leverage excl. synergies: 3.5x 2025 EBITDA (3.1x net leverage at close) ▪ Gross leverage incl. synergies: 2.6x 2025 EBITDA (2.4x net leverage at close) 2025 (per Viper advisors) ▪ Gross leverage excl. synergies: ~4.4x ▪ Gross leverage incl. synergies: ~3.4x LTM Q3 2026 (close per Viper IP): ▪ Gross leverage excl. synergies: 3.7x (3.5x net leverage) ▪ Gross leverage incl. synergies at close: 2.8x (2.7x net leverage) Stated Synergies ▪ Not disclosed ▪ Viper Preliminary estimated synergies: $500mm ▪ Viper Preliminary estimated net synergies: $500mm DRAFT Preliminary – Subject to Refinement

4 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Comparison of Current Proposals (2/2) Other Terms Source: Jewel proxy statement dated 30-Jan-2026. Viper non-binding indications of interest dated 26-Feb-2026 and 17-Mar-2026. PROPRIETARY & CONFIDENTIAL Trian and General Catalyst Viper Proposal (February 26th) Viper Proposal (March 17th) Proposed Financing ▪ Funded through a mix of equity and debt financing: - Senior secured Term Loan B financing facility of ~$2.6bn - Senior secured Term Loan cash flow facility of ~$0.8bn - Senior secured cash flow based RCF of ~$0.5bn - Preferred equity financing of ~$1.0bn - Equity financing of ~$2.3bn from Trian, QIA and General Catalyst - No financing contingency ▪ Trian roll of existing shares ▪ Intend to fund transaction with cash on hand and committed financing - Committed debt financing of $4.52bn – 100% provided by RBC and Wells Fargo ▪ No financing contingency ▪ Provides Jewel with specific performance remedy against Viper if there were a financing failure ▪ Lead Arranger to complete and be satisfied with results of due diligence and final committee approval ▪ Intend to fund transaction with cash on hand and committed financing - Committed debt financing of $6.045bn – 100% provided by RBC ▪ Does not include a backstop for cash on Jewel and Viper balance sheet ▪ No financing contingency ▪ Provides Jewel with specific performance remedy against Viper if there were a financing failure ▪ Expiration of commitment is after 6 months with an ability to extend up to 3 incremental months as contemplated per the merger agreement in the event of regulatory delay ▪ Lead Arranger to complete and be satisfied with results of due diligence and final committee approval Proposed Structure ▪ Statutory merger under Jersey Law ▪ Trian has agreed to vote its shares in favor of the transaction ▪ Statutory merger under Jersey Law ▪ Viper will not require a voting agreement from Trian ▪ Viper shareholder vote required ▪ Unchanged from February 26th Proposal Client Consents ▪ Client consent closing condition: 80% ▪ Client consent closing condition: 75% ▪ Client consent closing condition: 75% Termination Fees ▪ Termination fee: $297.13mm if the expense reimbursement has not been paid (4% of equity value) or $222.85mm if the expense reimbursement becomes payable (3% of equity value) ▪ Expense reimbursements if shareholders fail to approve merger: up to $111.42mm (1.5% of equity value) ▪ Financing failure reverse termination fee: $222.85mm (3% of equity value) payable by equity investors in the Trian acquisition vehicle ▪ Termination fee: 3% of equity value ▪ Termination fee: 3% of equity value Proposed Timeline / Documentation ▪ N/A ▪ Intend to conduct expeditious diligence and be in position to enter into a merger agreement shortly thereafter, provided requisite access to information and Jewel management is provided in a timely matter ▪ Stated that due diligence can be accomplished in less than fourteen days with complete access to Jewel management DRAFT Preliminary – Subject to Refinement

5 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Illustrative Sources and Uses and Headline Value Illustrative Sources and Uses Source: Viper non-binding indication of interest dated 17-Mar-2026, public filings. 1 Based on Viper share price of $67.36 as of 16-Mar-2026. 2 Based on Viper share price of $77.27 as of 25-Feb-2026. 3 Reflects Jewel closing share price of $41.63 as of 24-Oct-2025, one trading day prior to public disclosure of initial Trian / General Catalyst proposal submitted to Jewel on 26-Oct-2025. 4 Assumes $300mm minimum cash balance as of 31-Dec-25 per Viper PROPRIETARY & CONFIDENTIAL CUSTOMIZABLE FIELD FOR TITLE OR SECTION Viper Proposals at Various Share Prices Viper Proposal Dates Feb 26th Mar 17th Delta Headline Value at 26-Feb-262 Cash $ 30.00 Exchange Ratio 0.350 Memo: Viper Share Price 2 $ 77.27 Implied Value of Stock Consideration $ 27.04 Headline Value to Jewel Shareholders $ 57.04 Headline Value at 17-Mar-26¹ Cash $ 30.00 $ 40.00 Exchange Ratio 0.350 0.250 Memo: Viper Share Price¹ $ 67.36 $ 67.36 Implied Value of Stock Consideration $ 23.58 $ 16.84 Headline Value to Jewel Shareholders $ 53.58 $ 56.84 $3.26 Memo: Implied premium to Jewel Undisturbed (24-Oct-2025) 3 28.7% 36.5 % DRAFT Preliminary – Subject to Refinement Reduced cash on balance sheet by $135mm for pending acquisition per Jewel management Illustrative Source of Funds $mm % of Total Equity Issuance $ 2,595 26 % Total Debt Financing $ 4,835 48 Existing Jewel Debt $ 396 4 Cash from Jewel and Viper Balance Sheet4 $ 1,283 13 Required cash flow between sign and close $ 1,043 10 Total Sources $10,150 100 % Illustrative Uses of Funds $mm % of Total Equity Purchase Price1 $8,758 86 % Minimum Cash Balance $300 3 Existing Jewel Debt $396 4 Illustrative Transaction Fees $400 4 Termination Fee $297 3 Total Uses $10,150 100%

6 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Illustrative Viper Pro Forma Leverage Source: Viper non-binding indication of interest dated 17-Mar-2026, public filings. All figures included in the LTM Q3 ’26 close are provided or implied by Viper IP. Note: Implied EBITDA based on $6.2bn of total debt per Viper IP and the stated gross leverage pre-synergies of 3.7x per Viper IP. Implied net debt per Viper IP of 3.5x and the $6.2bn of total debt. 1 As explicitly stated in Viper non-binding indication of interest dated 17-Mar-2026. 2 Reflects delta between pro forma net debt and pro forma debt. PROPRIETARY & CONFIDENTIAL CUSTOMIZABLE FIELD FOR TITLE OR SECTION Leverage at 2025: ▪ Stated Gross Leverage (per Viper advisors) ‐ Excl. Synergies: ~4.4 x ‐ Incl. 500m of Synergies: ~3.4 x Leverage at Txn Close (per Viper IP): ▪ Stated Gross Leverage¹ ‐ Excl. Synergies: 3.7 x ‐ Incl. 500m of Synergies: 2.8 x ▪ Stated Net Leverage1 ‐ Excl. Synergies: 3.5 x ‐ Incl. $500m of Synergies: 2.7 x Illustrative Viper Pro Forma Leverage Stats Illustrative Leverage Calculation DRAFT Preliminary – Subject to Refinement Cash costs to achieve the synergies could incrementally increase leverage up to 0.25x Total PF Debt (per Viper IP) $ 6,200 Total Debt Financing $ 4,835 Viper Standalone $ 970 Jewel Standalone $ 396 At Closing LTM Net Leverage Calcs Q3 '26 Total Implied EBITDA $ 1,676 Stated PF Debt $ 6,200 Implied Remaining Cash2 $(335) Implied PF Net Debt $ 5,865 Stated PF Net Leverage (pre-synergies)1 3.5 x Stated PF Gross Leverage (pre-synergies) 3.7 x Synergies per Viper IP $ 500 Implied PF EBITDA w/ Synergies $ 2,176 Stated PF Net Leverage1 2.7 x Stated PF Gross Leverage 2.8 x

7 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Jewel Viper Jewel + Viper PF Alliance Bernstein Affiliated Managers Artisan Partners Blackrock Franklin Templeton Invesco T. Rowe Price Virtus YE 2025A $ 493 $ 314 $ 807 $ 867 $ 813 $ 180 $ 14,042 $ 1,684 $ 2,302 $ 1,776 $ 159 YE 2025A 24A 1 (5) (1) (0) (2) (2) 6 (5) 7 (3) (6) 25A 3 (3) 1 (1) 4 (8) 6 (1) 6 (4) (11) 26E 1 (1) 0 1 5 (5) 5 (0) 4 (2) (4) 27E 2 0 1 1 5 (2) 5 (0) 4 (1) (1) 26E 37% 51% 42% 34% 55% 36% 49% 31% 38% 41% 34% 27E 39 52 44 35 55 36 50 33 40 40 34 EBITDA Margin (%) Organic Net Flows (%) Projected Projected Historical AUM ($bn) AUM Mix Operational Benchmarking Source: FactSet, public company filings, Goldman Sachs Investment Research, Jewel proxy statement dated 11-Mar-2026. 1 Based on Goldman Sachs Investment Research, unless otherwise noted. 2 Per Jewel proxy statement dated 11- Mar-2026. 3 Based on Consensus of Research Analysts. 4 $500mm of P-T synergies per Viper non-binding indication of interest dated 26-Feb-2026. Illustratively assumes synergies phased in at 100% in 2026E and 2027E. 5 Includes multi-asset based on AB disclosure. 6 Includes multi-asset based on AMG disclosure. PROPRIETARY & CONFIDENTIAL DRAFT Preliminary – Subject to Refinement 68% 14% 6% 3% 9 % Equity Fixed Income Alts Multi-asset Other 52% 32% 4% 12% 43% 26% 1% 29% 1% 49% 29% 3% 19% 41% 36% 23% 88% 10% 2% 56% 23% 4% 9% 9% 41% 26% 16% 12% 5% 49% 12% 3% 38% 35% 16% 46% 5 6 64% 14% 6% 3% 14% 52% 25% 10% 14% $100mm Net Synergies 26E: 45% | 27E: 46% $500mm Net Synergies 26E: 55% | 27E: 55% EBITDA Margin4 1 2 3 2 3 3

8 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade 8.0 x 5.9 x 7.2 x 4x 5x 6x 7x 8x 9x 10x 11x Mar-2023 Mar-2024 Mar-2025 Mar-2026 FY2 EV/EBITDA Multiple FY2 EV/EBITDA Adjusted for Date Undisturbed Peer Performance % Inc / (Dec) Viper as of 25-Feb-2026 9.0 x 8.0 x (11)% Viper as of 19-Dec-2026 8.1 6.5 (20) Blended as of 19-Dec-2026 7.9 6.3 (20) Viper & Jewel Trading Performance (1/2) Last 3 Years FY2 EV/EBITDA Multiple Source: Bloomberg. Note: Market data as of 20-Mar-2026. 1 Reflects Viper historical data up to undisturbed date of 25-Feb-2026, prior to public disclosure of proposals submitted to Jewel. 2 Reflects Jewel historical data up to undisturbed date of 24-Oct-2025, prior to public disclosure of initial Trian / General Catalyst proposal submitted to Jewel. 3 TAM Peers include AB, AMG, APAM, BEN, BLK, IVZ, TROW, VRTS. 4 Reflects Viper FY2 EV / EBITDA multiple as of 25-Feb-2026, one-day prior to public disclosure of proposals submitted to Jewel. 5 Reflects Jewel FY2 EV / EBITDA multiple one-day prior to public disclosure of initial Trian / General Catalyst proposal submitted to Jewel. 6 Reflects undisturbed FY2 EV/EBITDA multiple impacted for TAM Peers FY2 EV/EBITDA multiple performance from select date to 20-Mar-2026. PROPRIETARY & CONFIDENTIAL DRAFT Preliminary – Subject to Refinement Time Spent in FY2 EV/EBITDA Range (%) 10.1 x 8.6 x 8.3 x 4x 6x 8x 10x 12x 14x 16x Mar-2023 Mar-2024 Mar-2025 Mar-2026 FY2 P/E Multiple Viper Jewel TAM Peers 6 TAM Peers % Time Spent in Range3 3Y 2Y 1Y 10.0x - 11.0x - - - 9.0x - 10.0x - - - 8.0x - 9.0x 5% - - 7.0x - 8.0x 68 64 48 6.0x - 7.0x 23 31 42 5.0x - 6.0x 3 5 10 Total 100% 100% 100 % Jewel % Time Spent in Range2 3Y 2Y 1Y 10.0x - 11.0x - - - 9.0x - 10.0x - - - 8.0x - 9.0x 18% 24% 39% 7.0x - 8.0x 63 62 44 6.0x - 7.0x 17 11 12 5.0x - 6.0x 2 3 5 Total 100% 100% 100 % Viper % Time Spent in Range1 3Y 2Y 1Y 10.0x - 11.0x - - - 9.0x - 10.0x 4% 5% 11% 8.0x - 9.0x 16 23 41 7.0x - 8.0x 60 49 9 6.0x - 7.0x 18 19 31 5.0x - 6.0x 2 4 7 Total 100% 100% 100% 26-Feb-2026 Viper: 9.0x4 Fourth Viper proposal 19-Dec-2025 Jewel: 7.8x Viper: 8.1x Prior to Trian Deal Announcement 26-Oct-2025 Jewel: 7.1x5 Trian / GC Proposal Average 3Y 1Y 6M 3M 1M Viper1 7.5 x 7.7 x 8.5 x 8.5 x 8.8 x Jewel2 7.5 7.6 7.6 7.9 7.7 TAM Peers3 7.2 6.9 7.0 6.9 6.1 Increase in multiple driven by lag between recognition in the shares related to the consideration in the Amundi transaction and analyst updating FY2 EBITDA estimates

9 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade 8.8 x 8.2 x 10.2 x 4x 6x 8x 10x 12x 14x 16x Mar-2023 Mar-2024 Mar-2025 Mar-2026 FY2 P/E Multiple TAM Peers % Time Spent in Range3 3Y 2Y 1Y > 12.0x - - - 11.0x - 12.0x 3% 1% 1% 10.0x - 11.0x 41 32 57 9.0x - 10.0x 46 52 30 8.0x - 9.0x 10 15 12 7.0x - 8.0x 0 0 1 6.0x - 7.0x - - - < 6.0x - - - Total 100% 100% 100 % Jewel % Time Spent in Range2 3Y 2Y 1Y > 12.0x 18% 12% 14% 11.0x - 12.0x 49 48 29 10.0x - 11.0x 24 26 30 9.0x - 10.0x 7 10 19 8.0x - 9.0x 2 3 7 7.0x - 8.0x 1 1 2 6.0x - 7.0x - - - < 6.0x - - - Total 100% 100% 100 % Viper % Time Spent in Range1 3Y 2Y 1Y > 12.0x - - - 11.0x - 12.0x 2% 2% 0% 10.0x - 11.0x 16 24 25 9.0x - 10.0x 22 34 49 8.0x - 9.0x 17 25 22 7.0x - 8.0x 14 13 4 6.0x - 7.0x 26 2 - < 6.0x 3 - - Total 100% 100% 100 % FY2 P/E Adjusted for Date Undisturbed Peer Performance % Inc / (Dec) Viper as of 25-Feb-2026 10.1 x 8.9 x (12)% Viper as of 19-Dec-2026 9.0 7.4 (19) Blended as of 19-Dec-2026 9.8 8.0 (19) Memo: Jewel as of 19-Dec-2026 10.4 8.5 (19) Viper & Jewel Trading Performance (2/2) Last 3 Years FY2 P/E Multiple Source: Bloomberg. Note: Market data as of 20-Mar-2026. 1 Reflects Viper historical data up to undisturbed date of 25-Feb-2026, prior to public disclosure of proposals submitted to Jewel. 2 Reflects Jewel historical data up to undisturbed date of 24-Oct-2025, prior to public disclosure of initial Trian / General Catalyst proposal submitted to Jewel. 3 TAM Peers include AB, AMG, APAM, BEN, BLK, IVZ, TROW, VRTS. 4 Reflects Viper FY2 P/E multiple as of 25- Feb-2026, one-day prior to public disclosure of proposals submitted to Jewel. 5 Reflects Jewel FY2 P/E multiple one-day prior to public disclosure of initial Trian / General Catalyst proposal submitted to Jewel. 6 Reflects undisturbed FY2 P/E multiple impacted for TAM Peers FY2 P/E multiple performance from select date to 20-Mar-2026. PROPRIETARY & CONFIDENTIAL DRAFT Preliminary – Subject to Refinement Time Spent in FY2 P/E Range (%) 10.1 x 8.6 x 8.3 x 4x 6x 8x 10x 12x 14x 16x Mar-2023 Mar-2024 Mar-2025 Mar-2026 FY2 P/E Multiple Viper Jewel TAM Peers 6 26-Oct-2025 Jewel: 9.9x5 Trian / GC Proposal 26-Feb-2026 Viper: 10.1x4 Fourth Viper proposal 19-Dec-2025 Jewel: 10.4x Viper: 9.0x Prior to Trian Deal Announcement Average 3Y 1Y 6M 3M 1M Viper1 8.3 x 9.4 x 9.6 x 9.5 x 9.9 x Jewel2 11.3 10.7 10.5 10.8 10.5 TAM Peers3 9.9 9.9 9.8 9.7 8.8

10 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Valuation Metrics Equity Enterprise P/E EV / EBITDA Company Name Closing Price Market Cap ($mm) Value NTM FY2 NTM FY2 Jewel (Undisturbed)1 $ 41.63 $ 6,426 $ 6,282 10.1 x 9.9 x 7.3 x 7.1 x Jewel (Current) $ 50.43 $ 7,785 $ 7,286 11.1 x 10.2 x 7.8 x 7.2 x Memo: Jewel (Dec-19-2025) $ 46.02 $ 7,104 $ 6,814 10.5 x 10.4 x 7.8 x 7.8 x Viper (Undisturbed)2 $ 77.27 $ 6,601 $ 7,407 11.0 x 10.1 x 9.4 x 9.0 x Viper (Current) $ 68.19 $ 5,825 $ 6,632 9.5 x 8.8 x 8.3 x 8.0 x Memo: Viper (Dec-19-2025) $ 62.92 $ 5,428 $ 6,285 9.1 x 9.0 x 8.2 x 8.1 x TAM Peers AllianceBernstein $ 37.10 $ 10,949 $ 10,733 10.0 x 9.1 x 8.0 x 7.4 x Affiliated Managers 278.17 7,741 7,913 8.0 7.2 6.0 5.6 Artisan Partners 35.90 2,912 2,905 8.6 8.3 6.3 6.1 Blackrock 957.91 153,164 155,228 17.3 15.7 12.2 11.2 Franklin Templeton 23.46 12,217 11,863 8.5 8.1 5.3 4.9 Invesco 23.21 10,574 13,633 8.5 7.7 6.6 6.1 T. Rowe Price 86.19 19,306 14,857 8.6 8.4 4.7 4.7 Virtus 126.55 890 833 5.0 4.8 3.2 3.1 TAM Peers Median 8.5 x 8.2 x 6.2 x 5.9 x Valuation Metrics Benchmarking Source: FactSet, Wall Street Research Market data as of 20-Mar-2026. 1 Reflects Jewel undisturbed stock price as of 24-Oct-2025, prior to public disclosure of initial Trian / General Catalyst proposal submitted to Jewel. 2 Reflects Viper undisturbed stock price as of 25-Feb-2026, prior to public disclosure of proposals submitted to Jewel. PROPRIETARY & CONFIDENTIAL DRAFT Preliminary – Subject to Refinement

11 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Synergy Benchmarking Analysis (1/2) Source: Public filings, Viper non-binding indication of interest dated 17-Mar-2026. Note: Market data as of 16-Mar-2026. 1 Does not include dis-synergies associated with respective transactions. 2 Reflects Jewel 2025A Operating Expenses of $1,624mm. 3 Reflects Viper 2025A Operating Expenses of $651mm. 4 Based on total consideration of $56.84 per share. Reflects Jewel’s common shares outstanding of 154.076mm as of Q4 2025 per Jewel filings. 5 Median precedent transactions includes USAA / Viper, Amundi U.S. / Viper, Aberdeen / Standard Life, OppenheimerFunds / Invesco, Pioneer Investments / Amundi, and Columbia Management / Ameriprise. 6 Reflects Viper fully diluted market capitalization as of 25-Feb-2026, one-day prior to public disclosure of proposals submitted to Jewel. 7 Reflects Viper fully diluted market capitalization at time of acquisition announcement. PROPRIETARY & CONFIDENTIAL Comparison to Precedent Transactions 5 DRAFT Preliminary – Subject to Refinement $ 8.8 $ 0.9 $ 1.1 Jewel / Viper USAA / Viper Amundi U.S. / Viper Transaction Size ($bn) 4 Target Valuation / Viper Market Cap 1.5x7 1.3x6 0.3x7 Announced P-T Synergies ($mm)1 $ 500 $ 100 $ 100 Jewel / Viper USAA / Viper Amundi U.S. / Viper 5 35.0% 32.0% 26.0% 30.0 % Jewel / Viper USAA / Viper Amundi U.S. / Viper Median % Synergies of Target Expense Base2 24.0% 16.0% 11.0% 12.0 % Jewel / Viper USAA / Viper Amundi U.S. / Viper Median % Synergies of Total Expense Base3

12 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Synergy Benchmarking Analysis (2/2) ($ in millions, unless otherwise noted) Source: Public filings, Goldman Sachs Investment Research. Note: 1 Reflects adjusted operating expenses as disclosed by both Jewel and Viper. 2 Adjusted to exclude certain performance related expenses per Jewel management. PROPRIETARY & CONFIDENTIAL Illustrative Net Synergies as a % of OpEx – Viper and Jewel Precedent Viper Transactions (Gross Synergies) Memo: 2 Net Synergy Value as % of Total 2025 OpEx Metric $ 100 $ 200 $ 300 $ 400 $ 500 Jewel 2025A Operating Expenses1 $ 1,414 7% 14% 21% 28% 35 % Viper 2025A Operating Expenses1 651 15% 31% 46% 61% 77 % Combined Pro-Forma 2025A Operating Expenses $ 2,065 5% 10% 15% 19% 24 % DRAFT Preliminary – Subject to Refinement Target Acquirer Valuation (bn) Announced P-T Synergies Percent of Target Expense Base Percent of Total Expense Base Realization Timing Post-Close Organic Growth - 2Y Post-Close USAA Viper $ 0.9 $ 100 32% 16% 12-15 months (14.8)% Amundi U.S. Viper $ 1.1 $ 100 26% 11% 12 months (1.1)% Aberdeen Standard Life £ 3.8 £ 200 29% 4% 75% within 2 years, 100% by 3 years (13.2)% OppenheimerFunds Invesco $ 5.6 $ 475 30% 12% 85% within 6 months, 100% by ~18-21 months 2.7 % Pioneer Investments Amundi € 3.5 € 180 33% 13 % Within 3 years 5.8 % Median 30% 12 % Janus Capital Group Henderson Group $ 6.0 $ 110 15% 7 % Within 3 years, weighted towards first12 months Synergy figures in the table do not include any dis-synergies; select transactions have generated dis-synergies post transaction close

13 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors G. 194:23:10 243:196:63 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade PF EV / EBITDA Multiples (FY2) 5.9 x 6.5 x 7.0 x 7.5 x 8.0 x 8.5 x 9.0 x Net Synergy Sensitivity Net Synergy Value as % of Total Pro-Forma 2025 OpEx $0mm - $ 46.53 $ 48.76 $ 50.62 $ 52.48 $ 54.34 $ 56.20 $ 58.06 $100mm 5% 47.72 50.07 52.03 53.99 55.95 57.92 59.88 $200mm 10 48.91 51.38 53.44 55.51 57.57 59.63 61.69 $300mm 15 50.10 52.69 54.85 57.02 59.18 61.34 63.51 $400mm 19 51.29 54.00 56.27 58.53 60.79 63.06 65.32 $500mm 24 52.48 55.31 57.68 60.04 62.41 64.77 67.14 Value to Jewel Shareholders Overview of Illustrative Value to Jewel Shareholders Analysis at Various Prices - Based on Illustrative Pro Forma Viper Trading | ($ in millions) Source: Jewel projections per Jewel management, Viper projections per FactSet, Company filings, Viper non-binding indication of interest dated 17-Mar-2026. Market data as of 20-Mar-2026. 1 Based on approximate and estimated time to close of 9-12 months. Based on assumed 6.5% discount rate. PROPRIETARY & CONFIDENTIAL Analysis at Various Prices DRAFT Preliminary – Subject to Refinement Current TAM Peers Median ▪ Analysis calculates implied Equity Value for Pro-Forma Viper based on a range of pro-forma trading multiples and inputs ▪ Pro-Forma value of Viper’s offer calculated as $40 of cash consideration plus the Pro-Forma value of Viper’s stock to Jewel Shareholders - Pro-Forma value of Viper’s stock to Jewel Shareholders calculated as Jewel’s ownership of Viper’s Pro-Forma Value ▪ Analysis includes a sensitivity analysis of net synergies ▪ Analysis does not reflect potential closing risks associated with a proposal ▪ Analysis does not include impact from a potential extended timeline to a transaction close which could represent a decrease of value to Jewel shareholders of ~$1.80 - $2.50 per share1